Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Avista Acquisition LP II

Address of Joint Filer:	65 East 55th Street, 18th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner, Director

Issuer Name and Ticker or Trading Symbol:	OmniAb,Inc. [OABI]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	November 1, 2022

Designated Filer:	Avista Acquisition GP LLC II

Signature:

Avista Acquisition LP II

/s/ Benjamin Silbert
Name:	Benjamin Silbert
Title:	Attorney-in-fact

Dated: November 3, 2022

Joint Filer Information

(continued)

Name of Joint Filer:	Avista Acquisition GP LLC II

Address of Joint Filer:	65 East 55th Street, 18th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner, Director

Issuer Name and Ticker or Trading Symbol:	OmniAb,Inc. [OABI]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	November 1, 2022

Designated Filer:	Avista Acquisition GP LLC II

Signature:

Avista Acquisition GP LLC II

/s/ Benjamin Silbert
Name:	Benjamin Silbert
Title:	Attorney-in-fact

Dated: November 3, 2022

Joint Filer Information

(continued)

Name of Joint Filer:	Thompson Dean

Address of Joint Filer:	65 East 55th Street, 18th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner, Director

Issuer Name and Ticker or Trading Symbol:	OmniAb,Inc. [OABI]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	November 1, 2022

Designated Filer:	Avista Acquisition GP LLC II

Signature:

By:	/s/ Benjamin Silbert
Name: Benjamin Silbert, Attorney-in-Fact for Thompson Dean

Dated: November 3, 2022

Joint Filer Information

(continued)

Name of Joint Filer:	David Burgstahler

Address of Joint Filer:	65 East 55th Street, 18th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner, Director

Issuer Name and Ticker or Trading Symbol:	OmniAb,Inc. [OABI]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	November 1, 2022

Designated Filer:	Avista Acquisition GP LLC II

Signature:

By:	/s/ Benjamin Silbert
Name: Benjamin Silbert, Attorney-in-Fact for David Burgstahler

Dated: November 3, 2022

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